1 Q4 FISCAL YEAR 2024 Supplemental Information

Revenue Composition - Continuing Operations[1]

($ in thousands)	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023	March 31, 2023	December 31, 2022
	Quarter Ended							
Software and related service revenue								
SaaS[2]	$ 9,677	$ 8,834	$ 8,809	$ 8,742	$ 8,977	$ 8,523	$ 8,244	$ 7,713
Transaction-based[3]	4,121	3,928	3,538	3,651	3,706	3,291	3,174	3,150
Maintenance[4]	8,783	8,433	8,125	8,207	7,970	8,336	8,039	7,310
Recurring software services[5]	10,497	10,913	11,263	10,205	10,303	11,127	10,567	9,449
Professional services[6]	10,062	8,906	9,199	8,881	10,777	10,039	10,634	9,369
Software licenses	2,498	405	963	417	2,714	2,380	3,193	884
Total	$ 45,638	$ 41,419	$ 41,897	$ 40,103	$ 44,447	$ 43,696	$ 43,851	$ 37,875
Year-over-year growth	*3%*	*(5)%*	*(4)%*	*6%*				
Payments revenue	$ 12,225	$ 11,867	$ 13,572	$ 12,677	$ 11,296	$ 10,895	$ 12,903	$ 11,522
Year-over-year growth	*8%*	*9%*	*5%*	*10%*				
Other revenue								
Recurring[7]	$ 1,738	$ 1,343	$ 1,405	$ 1,423	$ 1,526	$ 1,445	$ 1,363	$ 1,512
Other	1,263	1,408	1,093	852	1,315	1,224	1,050	803
Total	$ 3,001	$ 2,751	$ 2,498	$ 2,275	$ 2,841	$ 2,669	$ 2,413	$ 2,315
Year-over-year growth	*6%*	*3%*	*4%*	*(2)%*				
Total revenue	$ 60,864	$ 56,037	$ 57,967	$ 55,055	$ 58,584	$ 57,260	$ 59,167	$ 51,712
Recurring revenue[8]	$ 47,040	$ 45,318	$ 46,712	$ 44,905	$ 43,778	$ 43,617	$ 44,290	$ 40,656
Annualized Recurring Revenue "ARR"[9]								
Software and related service revenue	$ 132,313	$ 128,432	$ 126,940	$ 123,220	$ 123,824	$ 125,108	$ 120,096	$ 110,488
Payments revenue	48,898	47,468	54,288	50,708	45,184	43,580	51,612	46,088
Other revenue	6,951	5,372	5,620	5,692	6,104	5,780	5,452	6,048
Total ARR	$ 188,162	$ 181,272	$ 186,848	$ 179,620	$ 175,112	$ 174,468	$ 177,160	$ 162,624
Year-over-year growth	*7%*	*4%*	*5%*	*10%*				

See footnotes continued on the next slide.

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3 Revenue Composition - Continuing Operations 1.) As a result of the sale of our merchant services business (the “Merchant Services Business”) pursuant to the terms of the securities purchase agreement dated as of June 26, 2024 (the “Purchase Agreement”), entered into by us with Payroc, the historical results of our Merchant Services Business have been reflected in discontinued operations in the results of operations included in this supplemental information, and continuing operations reflect our remaining operations after giving effect to such classification. Prior period results have been recast to reflect this presentation. The sale was completed on September 20, 2024. 2.) SaaS revenue is earned when we provide, as a service to our customers over time, the right to access our software, generally hosted in a cloud environment. 3.) Transaction-based software revenue is earned when we provide services through our software and charge a per-transaction fee. For example, when we provide electronic filing services for courts and charge fees per filing, or when we stand-ready to process and bill utility customers and charge the utility a fee per bill electronically presented. 4.) Software maintenance revenue is earned when, following the implementation of our software systems, we provide ongoing software support services to assist our customers in operating the systems and to periodically update the software. 5.) Recurring software services are earned when we provide long-term, usually evergreen, contracted services to our customers through our software. The services provided, such as healthcare revenue cycle management, or automated collections management, are integrated into one of our software solutions. 6.) Professional services are earned when we provide customized services to our customers who utilize our software products. Many of our customers contract with us for installation, configuration, training, and data conversion projects, which do not necessarily recur, and as such are excluded from our calculation of ARR. 7.) Recurring other revenue primarily consists of recurring long-term contracts that are not specific to software, such as hardware maintenance plans or field service plans. 8.) Recurring revenue consists of software-as-a-service (“SaaS”) arrangements, transaction-based software-revenue, software maintenance revenue, recurring software-based services, payments revenue and other recurring revenue sources. This excludes contracts that are not recurring or are one-time in nature. 9.) Annualized Recurring Revenue (“ARR”) is the quarterly recurring revenue multiplied by 4. The Company focuses on ARR because it helps to assess the health and trajectory of the business. ARR does not have a standardized definition and is therefore unlikely to be comparable to similarly titled measures presented by other companies. It should be reviewed independently of revenue and it is not a forecast. It does not contemplate seasonality. The active contracts at the end of a reporting period used in calculating ARR may or may not be extended or renewed by the Company’s customers.

Q4 Fiscal 2024 GAAP Measures

The following is our Income (loss) from continuing operations for the three and twelve months ended September 30, 2024 and 2023 calculated in accordance with GAAP. The presentation also includes references to non-GAAP financial measures presented by the Company. The Company believes that the non-GAAP financial measures presented by the Company provide useful information to investors in understanding and evaluating the Company's ongoing operating results. Accordingly, the Company includes such non-GAAP financial measures when reporting its financial results to shareholders and potential investors in order to provide them with an additional tool to evaluate the Company's ongoing business operations. The Company believes that these non-GAAP financial measures are representative of comparative financial performance that reflects the economic substance of the Company's current and ongoing business operations.

Although these non-GAAP financial measures assist in measuring the Company's operating results and assessing its financial performance, they are not necessarily comparable to similarly titled measures of other companies due to potential inconsistencies in the method of calculation. The Company believes that the disclosure of these non-GAAP financial measures provides investors with important key financial performance indicators that are utilized by management to assess the Company's operating results, evaluate the business and make operational decisions on a prospective, going-forward basis. Hence, management provides disclosure of these non-GAAP financial measures to give shareholders and potential investors an opportunity to see the Company as viewed by management, to assess the Company with some of the same tools that management utilizes internally and to be able to compare such information with prior periods. The Company believes that disclosure of these non-GAAP financial measures provides investors with additional information to help them better understand its financial statements just as management utilizes these non-GAAP financial measures to better understand the business, manage budgets and allocate resources.

($ in thousands)	Three months ended September 30, 2024				Three months ended September 30, 2023			
	Public Sector	Healthcare	Other	Total	Public Sector	Healthcare	Other	Total
Income (loss) from operations[1]	$ 14,268	$ 1,172	$ (11,886)	$ 3,554	$ 12,182	$ 1,491	$ (12,418)	$ 1,255

($ in thousands)	Year Ended September 30, 2024				Year Ended September 30, 2023			
	Public Sector	Healthcare	Other	Total	Public Sector	Healthcare	Other	Total
Income (loss) from operations[1]	$ 49,712	$ 5,821	$ (48,679)	$ 6,854	$ 41,987	$ 4,770	$ (50,326)	$ (3,569)

1.) As a result of the sale of our Merchant Services Business pursuant to the Purchase Agreement, the historical results of the Merchant Services Business have been reflected as discontinued operations in the results of operations included in this supplemental information, and i3 Verticals, Inc. no longer presents a Merchant Services segment. i3 Verticals, Inc. now operates within two updated segments, "Public Sector" and Healthcare". i3 Verticals also has an "Other" category, which includes corporate overhead, technology resources shared across segments and inter-segment eliminations.

i3 VERTICALS
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5 Q4 Fiscal 2024 and 2023 Segment Performance(1) ($ in thousands) Three Months Ended September 30, Period over period growth 2024 2023 Revenue from continuing operations Public Sector $ 49,603 $ 46,895 6% Healthcare 11,400 11,714 (3)% Other (139) (25) nm Total revenue from continuing operations $ 60,864 $ 58,584 4% Adjusted EBITDA from continuing operations(2) Public Sector $ 20,199 $ 19,017 6% Healthcare 2,159 2,270 (5)% Other (6,125) (5,605) (9)% Total adjusted EBITDA from continuing operations $ 16,233 $ 15,682 4% 1.) i3 Verticals has two segments, "Public Sector" and “Healthcare.” i3 Verticals also has an “Other” category, which includes corporate overhead, technology resources shared across segments and inter-segment eliminations. 2.) Adjusted EBITDA, as presented at a segment level, is a measure reported to our management for purposes of making decisions about allocating resources to our business segments and assessing the performance of our business segments, and these measures will be presented in our financial statement footnotes in accordance with ASC 280, beginning with the Company’s annual report on Form 10-K to be filed for the fiscal year ending September 30, 2024. Adjusted EBITDA, as presented on a consolidated basis, is a non-GAAP financial measure. Refer to the following slides for the reconciliation of non-GAAP financial measures.

6 YTD Fiscal 2024 and 2023 Segment Performance(1) ($ in thousands) Years ended September 30, Period over period growth2024 2023 Revenue from continuing operations Public Sector $ 184,841 $ 182,214 1% Healthcare 45,566 44,583 2% Other (484) (75) n/m Total revenue from continuing operations $ 229,923 $ 226,722 1% Adjusted EBITDA from continuing operations(2) Public Sector $ 73,216 $ 73,491 —% Healthcare 9,012 9,238 (2)% Other (23,920) (23,330) n/m Total adjusted EBITDA from continuing operations $ 58,308 $ 59,399 (2)% 1.) i3 Verticals has two segments, "Public Sector" and “Healthcare.” i3 Verticals also has an “Other” category, which includes corporate overhead, technology resources shared across segments and inter-segment eliminations. 2.) Adjusted EBITDA, as presented at a segment level, is a measure reported to our management for purposes of making decisions about allocating resources to our business segments and assessing the performance of our business segments, and these measures will be presented in our financial statement footnotes in accordance with ASC 280, beginning with the Company’s annual report on Form 10-K to be filed for the fiscal year ending September 30, 2024. Adjusted EBITDA, as presented on a consolidated basis, is a non-GAAP financial measure. Refer to the following slides for the reconciliation of non-GAAP financial measures.

2024 and 2023 Segment Performance[1]

($ in thousands)		Three Months Ended December 31, 2023		Three Months Ended March 31, 2024		Three Months Ended June 30, 2024		Three Months Ended September 30, 2024
Revenue from continuing operations								
Public Sector	$	43,498	$	47,097	$	44,643	$	49,603
Healthcare		11,580		11,053		11,533		11,400
Other		(24)		(182)		(139)		(139)
Total revenue from continuing operations	$	55,054	$	57,968	$	56,037	$	60,864
Adjusted EBITDA from continuing operations[2]								
Public Sector	$	17,359	$	19,233	$	16,423	$	20,199
Healthcare		2,794		1,775		2,281		2,159
Other		(6,165)		(5,794)		(5,829)		(6,125)
Total adjusted EBITDA from continuing operations	$	13,988	$	15,214	$	12,875	$	16,233

($ in thousands)		Three Months Ended December 31, 2022		Three Months Ended March 31, 2023		Three Months Ended June 30, 2023		Three Months Ended September 30, 2023
Revenue from continuing operations								
Public Sector	$	41,308	$	48,500	$	45,511	$	46,895
Healthcare		10,422		10,687		11,760		11,714
Other		(18)		(20)		(12)		(25)
Total revenue from continuing operations	$	51,712	$	59,167	$	57,259	$	58,584
Adjusted EBITDA from continuing operations[2]								
Public Sector	$	16,195	$	20,560	$	17,718	$	19,017
Healthcare		2,301		1,699		2,968		2,270
Other		(4,827)		(6,707)		(6,190)		(5,605)
Total adjusted EBITDA from continuing operations	$	13,669	$	15,552	$	14,496	$	15,682

1.) i3 Verticals has two segments, "Public Sector" and “Healthcare.” i3 Verticals also has an “Other” category, which includes corporate overhead, technology resources shared across segments and inter-segment eliminations.

2.) Adjusted EBITDA, as presented at a segment level, is a measure reported to our management for purposes of making decisions about allocating resources to our business segments and assessing the performance of our business segments, and these measures will be presented in our financial statement footnotes in accordance with ASC 280, beginning with the Company’s annual report on Form 10-K to be filed for the fiscal year ending September 30, 2024. Adjusted EBITDA, as presented on a consolidated basis, is a non-GAAP financial measure. Refer to the following slides for the reconciliation of non-GAAP financial measures.

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Reconciliation of Non-GAAP Financial Measures

The reconciliation of our income (loss) from continuing operations attributable to i3 Verticals Inc. to non-GAAP adjusted income (loss) before taxes from continuing operations, non-GAAP pro forma adjusted net income from continuing operations and non-GAAP adjusted EBITDA from continuing operations is as follows:

($ in thousands)	Three months ended September 30, 2024				Three months ended September 30, 2023			
	Public Sector	Healthcare	Other	Total	Public Sector	Healthcare	Other	Total
Net income (loss) from continuing operations attributable to i3 Verticals, Inc.[1]	$ 14,268	$ 1,172	$ (9,111)	$ 6,329	$ 12,182	$ 1,491	$ (13,104)	$ 569
Net loss from continuing operations attributable to non-controlling interests[1]	—	—	689	689	—	—	(1,811)	(1,811)
Net income (loss) from continuing operations	14,268	1,172	(8,422)	7,018	12,182	1,491	(14,915)	(1,242)
Non-GAAP Adjustments:								
Benefit from income taxes	—	—	(9,175)	(9,175)	—	—	(3,288)	(3,288)
Non-cash change in fair value of contingent consideration[2]	(149)	4	—	(145)	1,041	(165)	—	876
Equity-based compensation[3]	—	—	3,367	3,367	—	—	5,939	5,939
M&A-related expenses[4]	—	—	272	272	—	—	28	28
Acquisition intangible amortization[5]	4,044	809	—	4,853	4,101	818	158	5,077
Non-cash interest expense[6]	—	—	278	278	—	—	405	405
Other taxes[7]	4	—	1,601	1,605	8	—	427	435
Other income related to adjustments of liabilities under Tax Receivable Agreement[8]	—	—	(1,245)	(1,245)	—	—	(929)	(929)
Non-GAAP adjusted income (loss) before taxes from continuing operations	18,167	1,985	(13,324)	6,828	17,332	2,144	(12,175)	7,301
Pro forma taxes at effective tax rate[9]	(4,542)	(496)	3,331	(1,707)	(4,333)	(536)	3,045	(1,824)
Pro forma adjusted net income (loss) from continuing operations[10]	13,625	1,489	(9,993)	5,121	12,999	1,608	(9,130)	5,477
Plus:								
Cash interest expense, net[11]	—	—	6,678	6,678	—	—	6,309	6,309
Pro forma taxes at effective tax rate[9]	4,542	496	(3,331)	1,707	4,333	536	(3,045)	1,824
Depreciation and internally developed software amortization[12]	2,032	174	521	2,727	1,685	126	261	2,072
Adjusted EBITDA from continuing operations[13]	$ 20,199	$ 2,159	$ (6,125)	$ 16,233	$ 19,017	$ 2,270	$ (5,605)	$ 15,682

See footnotes continued on the next slide.

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9 Reconciliation of Non-GAAP Financial Measures 1.) As a result of the error described in our Form 8-K/A , the amount of total net income (loss) from continuing operations attributable to i3 Verticals, Inc. and attributable to non-controlling interests (both for our Other segment and on a consolidated basis), respectively, were not correct in the Original Supplemental Presentation for the three months ended September 30, 2024 and 2023, and have been corrected herein. Except as otherwise noted in this footnote, there were no changes to the Original Supplemental Presentation. 2.) Non-cash change in fair value of contingent consideration reflects the changes in management’s estimates of future cash consideration to be paid in connection with prior acquisitions from the amount estimated as of the later of the most recent balance sheet date forming the beginning of the income statement period or the original estimates made at the closing of the applicable acquisition. 3.) Equity-based compensation expense related to stock options and restricted stock units issued under the Company's 2018 Equity Incentive Plan and 2020 Acquisition Equity Incentive Plan. 4.) M&A-related expenses are the professional service and related costs directly related to any merger, acquisition and disposition activity of the Company. M&A- related expenses also include financing costs related to the administration of the Company's exchangeable notes. The Company believes these expenses are not reflective of the underlying operational performance of the Company. 5.) Acquisition intangible amortization reflects amortization of intangible assets and software acquired through business combinations, acquired customer portfolios, acquired referral agreements and related asset acquisitions. 6.) Non-cash interest expense reflects amortization of debt discount and debt issuance costs and any write-offs of debt issuance costs. 7.) Other taxes consist of franchise taxes, commercial activity taxes, the employer portion of payroll taxes related to stock option exercises and other non-income based taxes. Taxes related to salaries are not included. 8.) Under our Tax Receivable Agreement we have a liability equal to 85% of certain deferred tax assets resulting from an increase in the tax basis of our investment in i3 Verticals, LLC. Other expenses related to adjustments of liabilities under our Tax Receivable Agreement relate to the remeasurement of the underlying deferred tax asset for changes in estimated income tax rates. 9.) Pro forma corporate income tax expense is based on Non-GAAP adjusted income from continuing operations before taxes and is calculated using a tax rate of 25.0% for both 2024 and 2023, based on blended federal and state tax rates. 10.) Pro forma adjusted net income from continuing operations represents a non-GAAP financial measure, and assumes that all net income during the period is available to the holders of the Company’s Class A common stock. 11.) Cash interest expense, net, represents all interest expense net of interest income recorded on the Company's statement of operations other than non-cash interest expense, which represents amortization of debt discount and debt issuance costs and any write-offs of debt issuance costs. 12.) Depreciation and internally developed software amortization reflects depreciation on the Company's property, plant and equipment, net, and amortization expense on its internally developed capitalized software. 13.) Represents a non-GAAP financial measure.

Reconciliation of Non-GAAP Financial Measures

The reconciliation of our income (loss) from continuing operations attributable to i3 Verticals, Inc. to non-GAAP adjusted income (loss) before taxes from continuing operations, non-GAAP pro forma adjusted net income from continuing operations and non-GAAP adjusted EBITDA from continuing operations is as follows:

($ in thousands)	Year Ended September 30, 2024				Year Ended September 30, 2023			
	Public Sector	Healthcare	Other	Total	Public Sector	Healthcare	Other	Total
Net income (loss) from continuing operations attributable to i3 Verticals, Inc.[1]	$ 49,587	$ 5,820	$ (64,329)	$ (8,922)	$ 41,986	$ 4,770	$ (62,578)	$ (15,822)
Net loss from continuing operations attributable to non-controlling interests[1]	—	—	(4,424)	(4,424)	—	—	(7,863)	(7,863)
Net income (loss) from continuing operations	49,587	5,820	(68,753)	(13,346)	41,986	4,770	(70,441)	(23,685)
Non-GAAP Adjustments:								
Benefit from income taxes	—	—	(5,668)	(5,668)	—	—	(3,788)	(3,788)
Non-cash change in fair value of contingent consideration[2]	22	(712)	—	(690)	9,998	769	—	10,767
Equity-based compensation[3]	—	—	18,178	18,178	—	—	23,723	23,723
M&A-related expenses[4]	—	—	3,161	3,161	—	—	1,140	1,140
Acquisition intangible amortization[5]	16,079	3,248	—	19,327	16,301	3,274	158	19,733
Non-cash interest expense[6]	—	—	1,175	1,175	—	—	1,717	1,717
Other taxes[7]	27	33	1,949	2,009	70	—	830	900
Other income related to adjustments of liabilities under Tax Receivable Agreement[8]	—	—	(1,245)	(1,245)	—	—	(929)	(929)
Net gain on exchangeable note repurchases and related transactions[9]	—	—	(2,257)	(2,257)	—	—	—	—
Net gain on sale of investments[10]	—	—	—	—	—	—	(295)	(295)
Loss (gain) on disposal of property and equipment[11]	118	—	(11)	107	—	—	—	—
Non-GAAP adjusted income (loss) before taxes from continuing operations	65,833	8,389	(53,471)	20,751	68,355	8,813	(47,885)	29,283
Pro forma taxes at effective tax rate[12]	(16,458)	(2,097)	13,367	(5,188)	(17,089)	(2,203)	11,972	(7,320)
Pro forma adjusted net income (loss) from continuing operations[13]	49,375	6,292	(40,104)	15,563	51,266	6,610	(35,913)	21,963
Plus:								
Cash interest expense, net[14]	7	1	28,080	28,088	—	—	23,411	23,411
Pro forma taxes at effective tax rate[12]	16,458	2,097	(13,367)	5,188	17,089	2,203	(11,972)	7,320
Depreciation and internally developed software amortization[15]	7,376	622	1,471	9,469	5,135	425	1,145	6,705
Adjusted EBITDA from continuing operations[16]	$ 73,216	$ 9,012	$ (23,920)	$ 58,308	$ 73,490	$ 9,238	$ (23,329)	$ 59,399

See footnotes continued on the next slide.

10

11 Reconciliation of Non-GAAP Financial Measures 1.) As a result of the error described in our Form 8-K/A , the amount of total net income (loss) from continuing operations attributable to i3 Verticals, Inc. and attributable to non-controlling interests (both for our Other segment and on a consolidated basis), respectively, were not correct in the Original Supplemental Presentation for the years ended September 30, 2024 and 2023, and have been corrected herein. Except as otherwise noted in this footnote, there were no changes to the Original Supplemental Presentation. 2.) Non-cash change in fair value of contingent consideration reflects the changes in management’s estimates of future cash consideration to be paid in connection with prior acquisitions from the amount estimated as of the later of the most recent balance sheet date forming the beginning of the income statement period or the original estimates made at the closing of the applicable acquisition. 3.) Equity-based compensation expense related to stock options and restricted stock units issued under the Company's 2018 Equity Incentive Plan and 2020 Acquisition Equity Incentive Plan. 4.) M&A-related expenses are the professional service and related costs directly related to any merger, acquisition and disposition activity of the Company. M&A-related expenses also include financing costs related to the administration of the Company's exchangeable notes. The Company believes these expenses are not reflective of the underlying operational performance of the Company. 5.) Acquisition intangible amortization reflects amortization of intangible assets and software acquired through business combinations, acquired customer portfolios, acquired referral agreements and related asset acquisitions. 6.) Non-cash interest expense reflects amortization of debt discount and debt issuance costs and any write-offs of debt issuance costs. 7.) Other taxes consist of franchise taxes, commercial activity taxes, reserves for ongoing tax audit matters, the employer portion of payroll taxes related to stock option exercises and other non-income based taxes. Taxes related to salaries are not included. 8.) Under our Tax Receivable Agreement we have a liability equal to 85% of certain deferred tax assets resulting from an increase in the tax basis of our investment in i3 Verticals, LLC. Other expenses related to adjustments of liabilities under our Tax Receivable Agreement relate to the remeasurement of the underlying deferred tax asset for changes in estimated income tax rates. 9.) Net gain on exchangeable note repurchases and related transactions reflects the gain on repurchases of exchangeable notes and warrant unwinds, net of the loss on sale of bond hedge unwinds, which occurred during the year ended September 30, 2024. 10.) Gain on investment, which the Company recognizes in other income, reflects contingent consideration received during the year ended September 30, 2023, for an investment that was sold in a prior year. 11.) Loss on disposal of property and equipment is related to the sale of a building purchased through an acquisition. 12.) Pro forma corporate income tax expense is based on Non-GAAP adjusted income from continuing operations before taxes and is calculated using a tax rate of 25.0% for both 2024 and 2023, based on blended federal and state tax rates. 13.) Pro forma adjusted net income from continuing operations represents a non-GAAP financial measure, and assumes that all net income during the period is available to the holders of the Company’s Class A common stock. 14.) Cash interest expense, net, represents all interest expense net of interest income recorded on the Company's statement of operations other than non- cash interest expense, which represents amortization of debt discount and debt issuance costs and any write-offs of debt issuance costs. 15.) Depreciation and internally developed software amortization reflects depreciation on the Company's property, plant and equipment, net, and amortization expense on its internally developed capitalized software. 16.) Represents a non-GAAP financial measure.

Reconciliation of Non-GAAP Financial Measures

The reconciliation of our income (loss) from continuing operations attributable to i3 Verticals Inc. to non-GAAP adjusted income (loss) before taxes from continuing operations, non-GAAP pro forma adjusted net income from continuing operations and non-GAAP adjusted EBITDA from continuing operations is as follows:

($ in thousands)	Three months ended June 30, 2024				Three months ended June 30, 2023			
	Public Sector	Healthcare	Other	Total	Public Sector	Healthcare	Other	Total
Net income (loss) from continuing operations attributable to i3 Verticals, Inc.[1]	$ 10,593	$ 1,328	$ (22,577)	$ (10,656)	$ 6,938	$ 1,203	$ (16,181)	$ (8,040)
Net loss from continuing operations attributable to non-controlling interests[1]	—	—	(3,190)	(3,190)	—	—	(2,878)	(2,878)
Net income (loss) from continuing operations	10,593	1,328	(25,767)	(13,846)	6,938	1,203	(19,059)	(10,918)
Non-GAAP Adjustments:								
Provision for (benfit from) income taxes	—	—	5,271	5,271	—	—	(292)	(292)
Non-cash change in fair value of contingent consideration[2]	1	(19)	—	(18)	5,345	838	—	6,183
Equity-based compensation[3]	—	—	4,432	4,432	—	—	6,124	6,124
M&A-related expenses[4]	—	—	1,931	1,931	—	—	26	26
Acquisition intangible amortization[5]	3,979	809	—	4,788	4,114	818	—	4,932
Non-cash interest expense[6]	—	—	221	221	—	—	582	582
Other taxes[7]	(4)	1	233	230	4	—	71	75
Gain on investment[8]	—	—	—	—	—	—	(92)	(92)
Non-GAAP adjusted income (loss) before taxes from continuing operations	14,569	2,119	(13,679)	3,009	16,401	2,859	(12,640)	6,620
Pro forma taxes at effective tax rate[9]	(3,642)	(530)	3,420	(752)	(4,100)	(715)	3,160	(1,655)
Pro forma adjusted net income (loss) from continuing operations[10]	10,927	1,589	(10,259)	2,257	12,301	2,144	(9,480)	4,965
Plus:								
Cash interest expense, net[11]	—	—	7,685	7,685	—	—	6,143	6,143
Pro forma taxes at effective tax rate[9]	3,642	530	(3,420)	752	4,100	715	(3,160)	1,655
Depreciation and internally developed software amortization[12]	1,854	162	165	2,181	1,317	109	307	1,733
Adjusted EBITDA from continuing operations[13]	$ 16,423	$ 2,281	$ (5,829)	$ 12,875	$ 17,718	$ 2,968	$ (6,190)	$ 14,496

See footnotes continued on the next slide.

i3 VERTICALS 12

13 Reconciliation of Non-GAAP Financial Measures 1.) As a result of the error described in our Form 8-K/A , the amount of total net income (loss) from continuing operations attributable to i3 Verticals, Inc. and attributable to non-controlling interests (both for our Other segment and on a consolidated basis), respectively, were not correct in the Original Supplemental Presentation for the three months ended June 30, 2024 and 2023, and have been corrected herein. Except as otherwise noted in this footnote, there were no changes to the Original Supplemental Presentation. 2.) Non-cash change in fair value of contingent consideration reflects the changes in management’s estimates of future cash consideration to be paid in connection with prior acquisitions from the amount estimated as of the later of the most recent balance sheet date forming the beginning of the income statement period or the original estimates made at the closing of the applicable acquisition. 3.) Equity-based compensation expense related to stock options and restricted stock units issued under the Company's 2018 Equity Incentive Plan and 2020 Acquisition Equity Incentive Plan. 4.) M&A-related expenses are the professional service and related costs directly related to any merger, acquisition and disposition activity of the Company. M&A-related expenses also include financing costs related to the administration of the Company's exchangeable notes. The Company believes these expenses are not reflective of the underlying operational performance of the Company. 5.) Acquisition intangible amortization reflects amortization of intangible assets and software acquired through business combinations, acquired customer portfolios, acquired referral agreements and related asset acquisitions. 6.) Non-cash interest expense reflects amortization of debt discount and debt issuance costs and any write-offs of debt issuance costs. 7.) Other taxes consist of franchise taxes, commercial activity taxes, the employer portion of payroll taxes related to stock option exercises and other non-income based taxes. Taxes related to salaries are not included. 8.) Gain on investment reflects contingent consideration received for an investment that was sold in a prior year. 9.) Pro forma corporate income tax expense is based on Non-GAAP adjusted income from continuing operations before taxes and is calculated using a tax rate of 25.0% for both 2024 and 2023, based on blended federal and state tax rates. 10.) Pro forma adjusted net income from continuing operations represents a non-GAAP financial measure, and assumes that all net income during the period is available to the holders of the Company’s Class A common stock. 11.) Cash interest expense, net, represents all interest expense net of interest income recorded on the Company's statement of operations other than non-cash interest expense, which represents amortization of debt discount and debt issuance costs and any write-offs of debt issuance costs. 12.) Depreciation and internally developed software amortization reflects depreciation on the Company's property, plant and equipment, net, and amortization expense on its internally developed capitalized software. 13.) Represents a non-GAAP financial measure.

Reconciliation of Non-GAAP Financial Measures

The reconciliation of our income (loss) from continuing operations attributable to i3 Verticals Inc. to non-GAAP adjusted income (loss) before taxes from continuing operations, non-GAAP pro forma adjusted net income from continuing operations and non-GAAP adjusted EBITDA from continuing operations is as follows:

($ in thousands)	Three months ended March 31, 2024				Three months ended March 31, 2023			
	Public Sector	Healthcare	Other	Total	Public Sector	Healthcare	Other	Total
Net income (loss) from continuing operations attributable to i3 Verticals, Inc.[1]	$ 13,318	$ 1,160	$ (16,186)	$ (1,708)	$ 12,855	$ 912	$ (17,837)	$ (4,070)
Net loss from continuing operations attributable to non-controlling interests[1]	—	—	(594)	(594)	—	—	(1,701)	(1,701)
Net income (loss) from continuing operations	13,318	1,160	(16,780)	(2,302)	12,855	912	(19,538)	(5,771)
Non-GAAP Adjustments:								
Benefit from income taxes	—	—	(669)	(669)	—	—	(115)	(115)
Non-cash change in fair value of contingent consideration[2]	88	(378)	—	(290)	2,400	(121)	—	2,279
Equity-based compensation[3]	—	—	5,022	5,022	—	—	5,804	5,804
M&A-related expenses[4]	—	—	714	714	—	—	357	357
Acquisition intangible amortization[5]	4,015	815	—	4,830	4,324	818	—	5,142
Non-cash interest expense[6]	—	—	262	262	—	—	368	368
Other taxes[7]	(1)	28	62	89	48	—	274	322
Net gain on exchangeable note repurchases and related transactions[8]	—	—	(2,257)	(2,257)	—	—	—	—
Non-GAAP adjusted income (loss) before taxes from continuing operations	17,420	1,625	(13,646)	5,399	19,627	1,609	(12,850)	8,386
Pro forma taxes at effective tax rate[9]	(4,355)	(406)	3,410	(1,351)	(4,907)	(402)	3,213	(2,096)
Pro forma adjusted net income (loss) from continuing operations[10]	13,065	1,219	(10,236)	4,048	14,720	1,207	(9,637)	6,290
Plus:								
Cash interest expense, net[11]	—	—	7,452	7,452	—	—	5,831	5,831
Pro forma taxes at effective tax rate[9]	4,355	406	(3,410)	1,351	4,907	402	(3,213)	2,096
Depreciation and internally developed software amortization[12]	1,813	150	400	2,363	933	90	312	1,335
Adjusted EBITDA from continuing operations[13]	$ 19,233	$ 1,775	$ (5,794)	$ 15,214	$ 20,560	$ 1,699	$ (6,707)	$ 15,552

See footnotes continued on the next slide.

i3 VERTICALS

14

15 Reconciliation of Non-GAAP Financial Measures 1.) As a result of the error described in our Form 8-K/A , the amount of total net income (loss) from continuing operations attributable to i3 Verticals, Inc. and attributable to non-controlling interests (both for our Other segment and on a consolidated basis), respectively, were not correct in the Original Supplemental Presentation for the three months ended March 31, 2024 and 2023, and have been corrected herein. Except as otherwise noted in this footnote, there were no changes to the Original Supplemental Presentation. 2.) Non-cash change in fair value of contingent consideration reflects the changes in management’s estimates of future cash consideration to be paid in connection with prior acquisitions from the amount estimated as of the later of the most recent balance sheet date forming the beginning of the income statement period or the original estimates made at the closing of the applicable acquisition. 3.) Equity-based compensation expense related to stock options and restricted stock units issued under the Company's 2018 Equity Incentive Plan and 2020 Acquisition Equity Incentive Plan. 4.) M&A-related expenses are the professional service and related costs directly related to any merger, acquisition and disposition activity of the Company. M&A-related expenses also include financing costs related to the administration of the Company's exchangeable notes. The Company believes these expenses are not reflective of the underlying operational performance of the Company. 5.) Acquisition intangible amortization reflects amortization of intangible assets and software acquired through business combinations, acquired customer portfolios, acquired referral agreements and related asset acquisitions. 6.) Non-cash interest expense reflects amortization of debt discount and debt issuance costs and any write-offs of debt issuance costs. 7.) Other taxes consist of franchise taxes, commercial activity taxes, the employer portion of payroll taxes related to stock option exercises and other non-income based taxes. Taxes related to salaries are not included. 8.) Net gain on exchangeable note repurchases and related transactions reflects the gain on repurchases of exchangeable notes and warrant unwinds, net of the loss on sale of bond hedge unwinds, which occurred during the three months ended March 31, 2024. 9.) Pro forma corporate income tax expense is based on Non-GAAP adjusted income from continuing operations before taxes and is calculated using a tax rate of 25.0% for both 2024 and 2023, based on blended federal and state tax rates. 10.) Pro forma adjusted net income from continuing operations represents a non-GAAP financial measure, and assumes that all net income during the period is available to the holders of the Company’s Class A common stock. 11.) Cash interest expense, net, represents all interest expense net of interest income recorded on the Company's statement of operations other than non-cash interest expense, which represents amortization of debt discount and debt issuance costs and any write-offs of debt issuance costs. 12.) Depreciation and internally developed software amortization reflects depreciation on the Company's property, plant and equipment, net, and amortization expense on its internally developed capitalized software. 13.) Represents a non-GAAP financial measure.

Reconciliation of Non-GAAP Financial Measures

The reconciliation of our income (loss) from continuing operations attributable to i3 Verticals Inc. to non-GAAP adjusted income (loss) before taxes from continuing operations, non-GAAP pro forma adjusted net income from continuing operations and non-GAAP adjusted EBITDA from continuing operations is as follows:

($ in thousands)	Three months ended December 31, 2023				Three months ended December 31, 2022			
	Public Sector	Healthcare	Other	Total	Public Sector	Healthcare	Other	Total
Net income (loss) from continuing operations attributable to i3 Verticals, Inc.[1]	$ 11,408	$ 2,160	$ (16,454)	$ (2,886)	$ 10,012	$ 1,166	$ (15,457)	$ (4,279)
Net loss from continuing operations attributable to non-controlling interests[1]	—	—	(1,329)	(1,329)	—	—	(1,473)	(1,473)
Net income (loss) from continuing operations	11,408	2,160	(17,783)	(4,215)	10,012	1,166	(16,930)	(5,752)
Non-GAAP Adjustments:								
Benefit from income taxes	—	—	(1,094)	(1,094)	—	—	(93)	(93)
Non-cash change in fair value of contingent consideration[2]	82	(319)	—	(237)	1,212	217	—	1,429
Equity-based compensation[3]	—	—	5,358	5,358	—	—	5,856	5,856
M&A-related expenses[4]	—	—	244	244	—	—	727	727
Acquisition intangible amortization[5]	4,041	815	—	4,856	3,761	819	—	4,580
Non-cash interest expense[6]	—	—	414	414	—	—	361	361
Other taxes[7]	28	3	53	84	10	—	60	70
Gain on investment[8]	—	—	—	—	—	—	(203)	(203)
Loss (gain) on disposal of property and equipment[9]	118	—	(11)	107	—	—	—	—
Non-GAAP adjusted income (loss) before taxes from continuing operations	15,677	2,659	(12,819)	5,517	14,995	2,202	(10,222)	6,975
Pro forma taxes at effective tax rate[10]	(3,919)	(665)	3,205	(1,379)	(3,749)	(551)	2,556	(1,744)
Pro forma adjusted net income (loss) from continuing operations[11]	11,758	1,994	(9,614)	4,138	11,246	1,651	(7,666)	5,231
Plus:								
Cash interest expense, net[12]	6	—	6,267	6,273	—	—	5,129	5,129
Pro forma taxes at effective tax rate[10]	3,919	665	(3,205)	1,379	3,749	551	(2,556)	1,744
Depreciation and internally developed software amortization[13]	1,676	135	387	2,198	1,200	99	266	1,565
Adjusted EBITDA from continuing operations[14]	$ 17,359	$ 2,794	$ (6,165)	$ 13,988	$ 16,195	$ 2,301	$ (4,827)	$ 13,669

See footnotes continued on the next slide.

i3 VERTICALS

16

17 Reconciliation of Non-GAAP Financial Measures 1.) As a result of the error described in our Form 8-K/A , the amount of total net income (loss) from continuing operations attributable to i3 Verticals, Inc. and attributable to non-controlling interests (both for our Other segment and on a consolidated basis), respectively, were not correct in the Original Supplemental Presentation for the three months ended December 31, 2023 and 2022, and have been corrected herein. Except as otherwise noted in this footnote, there were no changes to the Original Supplemental Presentation. 2.) Non-cash change in fair value of contingent consideration reflects the changes in management’s estimates of future cash consideration to be paid in connection with prior acquisitions from the amount estimated as of the later of the most recent balance sheet date forming the beginning of the income statement period or the original estimates made at the closing of the applicable acquisition. 3.) Equity-based compensation expense related to stock options and restricted stock units issued under the Company's 2018 Equity Incentive Plan and 2020 Acquisition Equity Incentive Plan. 4.) M&A-related expenses are the professional service and related costs directly related to any merger, acquisition and disposition activity of the Company. M&A-related expenses also includes financing costs related to the administration of the Company's exchangeable notes. The Company believes these expenses are not reflective of the underlying operational performance of the Company. 5.) Acquisition intangible amortization reflects amortization of intangible assets and software acquired through business combinations, acquired customer portfolios, acquired referral agreements and related asset acquisitions. 6.) Non-cash interest expense reflects amortization of debt discount and debt issuance costs and any write-offs of debt issuance costs. 7.) Other taxes consist of franchise taxes, commercial activity taxes, the employer portion of payroll taxes related to stock option exercises and other non-income based taxes. Taxes related to salaries are not included. 8.) Gain on investment is related to continent consideration received for an investment that was sold in a prior year for the three months ended December 31, 2022. 9.) Loss (gain) on disposal of property and equipment is related to the sale of a building purchased through an acquisition. 10.) Pro forma corporate income tax expense is based on Non-GAAP adjusted income from continuing operations before taxes and is calculated using a tax rate of 25.0% for both 2024 and 2023, based on blended federal and state tax rates. 11.) Pro forma adjusted net income from continuing operations represents a non-GAAP financial measure, and assumes that all net income during the period is available to the holders of the Company’s Class A common stock. 12.) Cash interest expense, net, represents all interest expense net of interest income recorded on the Company's statement of operations other than non-cash interest expense, which represents amortization of debt discount and debt issuance costs and any write-offs of debt issuance costs. 13.) Depreciation and internally developed software amortization reflects depreciation on the Company's property, plant and equipment, net, and amortization expense on its internally developed capitalized software. 14.) Represents a non-GAAP financial measure.